UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 26, 2007


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                      0-15502                    13-3238402

(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)

On January 26, 2007, the Board of Directors (the "Board") of Comverse Technology, Inc. (the "Company") awarded Paul L. Robinson, the Company's Executive Vice President, Chief Operating Officer and General Counsel, a discretionary bonus for fiscal year 2006 of $620,000, notwithstanding the fact that his employment agreement (filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed on July 18, 2006) provided for a maximum bonus of $350,000. In awarding such bonus, the Board considered the extraordinary effort required of Mr. Robinson during the past fiscal year as a result of the investigation by a Special Committee of the Board of the Company's stock option grant practices, Mr. Robinson's performance during the fiscal year, and his assumption of the position of Chief Operating Officer without any additional compensation.

On January 26, 2007, the Board increased the base salary of Zeev Bregman, Chief Executive Officer of Comverse, Inc., from $300,000 to $360,000 per annum effective August 1, 2006 (the date on which his salary has typically been adjusted in prior years), and to $400,000 per annum effective on February 1, 2007. In addition, the Board granted to Mr. Bregman a deferred stock award of 70,000 shares (the "Award") under the Company's 2005 Stock Incentive Compensation Plan (the "Plan"), 75% of which will vest on January 26, 2008 and 25% of which will vest on January 26, 2009. The other terms and conditions of the Award will be determined by the Compensation Committee of the Board. Each deferred stock award represents the right to receive one share of common stock, $0.01 par value per share, of the Company at the end of the deferral period.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMVERSE TECHNOLOGY, INC.


Date:  February 1, 2007                     By:  /s/ Paul L. Robinson
                                                -------------------------------
                                            Name:  Paul L. Robinson
                                            Title: Executive Vice President,
                                                   Chief Operating Officer and
                                                   General Counsel



















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